UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2008

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

82 Running Hill Road

South Portland, Maine 04106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 775-8100

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 16, 2008, we announced consolidated financial results for the quarter ended September 28, 2008. The press release announcing the results is included as Exhibit 99.1 to this report. Additional information about non-GAAP financial measures included in the press release is included in Exhibit 99.2. Each exhibit is incorporated herein by reference.

Item 8.01	Other Events

On October 14, 2008, we issued a press release announcing that we had filed a new patent infringement lawsuit against Power Integrations, Inc. alleging that certain Power Integrations’ products infringe three U.S. patents owned by Fairchild subsidiary System General Corporation. A copy of the press release is attached hereto as Exhibit 99.3.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: October 16, 2008	/s/ Robin A. Sawyer
Robin A. Sawyer
Vice President, Corporate Controller
(Principal Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 16, 2008 announcing financial results for the quarter ended September 28, 2008.
99.2	Additional information about non-GAAP financial measures included in the press release.
99.3	Press release dated October 14, 2008 announcing new patent infringement lawsuit against Power Integrations, Inc.